Analyst and Investor Presentation November 2009

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

3 Reviewing our strategy Tesoro's growth platform since 1998 2009 Performance Executing our strategy, delivering on our goals Building on our Base, TSO 2013 Adding shareholder value through organic growth Agenda

4 Reviewing Our Strategy Refinery Acquisition Improve Financial Performance Lever Balance Sheet Minimal Capital Investment Enhance Asset Capital Required, Debt Time Constraints Time Unlock Synergies Pay Down Debt (CHART) TSO Enterprise Value, $ in millions Source: Bloomberg

2007 Analyst Day Capital Program "$5 billion dollars over 5 years" 5 (CHART) Multi-Year, Large Scope Projects: "Golden Eagle Sour Up" - $230 - 350MM "Los Angeles Upgrade" - $200 - 350MM "Hawaii Sour Up" - $100 - 175MM $ in millions

6 6 We Saw A Decline, But Not An Economic Collapse Tesoro Index, $/bbl TSO 2007 Forecast: Supply additions in 2009-10 would pressure margins Demand Impact Resulted in a $2 billion margin gap earmarked for our asset enhancement capital program... Unprecedented economic changes altered the playing field * 2009 reflects year-to-date actual as of October 30, 2009

We Responded To The Lower Margin Environment 7 We successfully executed our 2008 strategy to conserve cash... but the West Coast market never stabilized so in 2009 we built another one year plan Capital Program Scope Reduce Inventories Reduce Debt March 2008 December 2008 Inventory draw of 6.7 million barrels Actual spend $377 million below original estimate Paid down $479 million of revolver borrowings

8 Reviewing our strategy The company's growth platform 2009 Performance Executing our strategy, delivering on our goals Agenda

9 Lower breakeven costs Balance capital spending to operating cash flow Facilitate "in the hopper" capital program 2009 Goals For Success

10 Lower Breakeven Costs (CHART) As Presented at 2008 Analyst Day, $/bbl Programs to Lower Required Breakeven Index: Margin Capture - $370 million Capital Discipline - $150 million Energy Improvements - $40 million Maintenance Improvements - $25 million

11 Margin Capture 2009 Incremental EBITDA Over 2008 ($ in millions, unless noted) 2009 Incremental EBITDA Over 2008 ($ in millions, unless noted) 2009 Incremental EBITDA Over 2008 ($ in millions, unless noted) Non-Capital Improvements Original FY Est. Current FY Est. Crude and Feedstocks $ 110 $ 210 Product Realizations / Optimization 40 80 Transportation Savings 60 35 Production and Yields 55 65 Capital Capital Full Year Benefit of 2008 Capital Program 105 60 2009 Incremental EBITDA Benefit Over 2008 $ 370 $ 450 $/bbl EBITDA Benefit* 1.60 2.00 Our 120-day planning process offers flexibility and optionality to capture value above what the commodity markets are providing * Equivalent throughput based on the original 2009 plan

12 2009 Energy and Maintenance Improvements Maintenance Expense Improvement Original Estimate: $25 million Current Forecast: $5 million Net of impact of one-time, non-recurring maintenance events: $(15) million Non-maintenance cost initiatives offset the one-time impacts Energy Expense Improvement Original Estimate: $40 million Current Forecast: $45 million Benefits from Golden Eagle delayed coker exceeded expectations Energy initiatives are being delivered (CHART) Energy Expense Versus 2008, $ in millions Maintenance Expense Versus 2008, $ in millions See appendix for assumptions $(5) million, excluding one-time events

13 (CHART) $ in millions * Net of discount of $12 million and issuance costs of $6 million Cash Flow Through 3Q 2009 Maintain capital discipline

14 Lower Breakeven Costs (CHART) As Presented at 2008 Analyst Day, $/bbl (CHART) 2009 FY Forecast, $/bbl See appendix for assumptions

15 Facilitate "In The Hopper" Capital Program "In The Hopper" "In The Hopper" Total Project Ideas: Greater than 300 Average Project spend: $2 - 3 million Average simple payback: Two years Strategy: Fund from available capitalHigh returnQuick execution As cash increased and the West Coast market stabilized, we initiated projects from our "in the hopper" program

16 We continue to deliver on our 2009 business plan We have improved our cash balance by $514 from the start of the year We are now at a point where we can fund the organic growth opportunities, adding value to the system 2009 Performance Summary

17 Reviewing our strategy The company's growth platform 2009 Performance Executing our strategy, delivering on our goals Building on our Base, TSO 2013 Adding shareholder value through organic growth Agenda

18 Markets Are Just As Important As Metals California was hit first and balanced more quickly Mid-Continent assets retain crude advantage Low utilization will limit margin upside 2010-2013 outlook is similar to 2009 Our goal is to demonstrate year-over-year improvements Non-capital initiatives Quick, high impact investment program Expense and capital spending management Building on our Base, TSO 2013

Structural Changes Occurring In Other Areas 19 (CHART) Global Refinery Run Declines, 1H09 vs 1H07 Source: PIRA Refining throughput is being reduced, but it is mainly occurring outside of our markets

20 (CHART) USWC Margin Premium to USGC, $/bbl 2002-09 Avg Ex-Hurricane $8.50/bbl The West Coast was hit first and hardest by the economic downturn, but the market structure has not changed Source: Bloomberg Hurricane impact on USGC margins The West Coast Premium Still Exists 2008-09 Avg Ex-Hurricane $6.00/bbl

21 (CHART) Source: Department of Energy Why Does The West Coast Premium Still Exist? Demand patterns have changed in all markets since 2007, but supply is more closely matched in PADD 5 2009 vs 2007, through July

22 (CHART) North Dakota Supply/Demand Balance, MBPD (CHART) PADD 4 cumulative y-on-y increase Recent increases in Mid-Continent crude production have increased available crude supply into the market Source: Department of Energy Attractive Mid-Continent Market

23 Markets Are Just As Important As Metals California was hit first and balanced more quickly Mid-Continent assets retain crude advantage Low utilization will limit margin upside 2010-2013 outlook is similar to 2009 Building on our Base, TSO 2013

Economy begins recovery 2H09, no exceptional post-recession growth Crude production is lighter and more sour Diesel demand growing faster than gasoline in all regions US gasoline demand growth is flat, and turning negative in out years First generation renewable fuels meet mandated levels, while cellulosic renewable fuels lag mandated timing Existing refinery projects continue to completion, but new projects are deferred or cancelled Some marginal refining capacity rationalized Low Utilization Will Limit Margin Upside 24 .... and we remain sensitive and flexible to changes from these assumptions, which we know will happen

Base Scenario, 2013 Looks Like 2009 25 Tesoro Index, $/bbl System Throughput , MBPD But we can still drive meaningful growth to offset a flat margin environment

26 Markets Are Just As Important As Metals California was hit first and balanced more quickly Mid-Continent assets retain crude advantage Low utilization will limit margin upside 2010-2013 outlook is similar to 2009 Our goal is to demonstrate year-over-year improvements Non-capital initiatives Quick, high impact investment program Expense and capital spending management Building on our Base, TSO 2013

27 Building on our Base, TSO 2013 How we fill the value curve through earnings growth (CHART) TIME VALUE Margins are bound by low global utilization rates Expense and cost reductions continue, but have diminishing returns Non-capital Initiatives are repeatable from 2009, but grow slower We fill the value curve through high-return capital initiatives, and enhance the assets Illustrative

2010 Improvements 28 $/bbl, change from 2009 Forecast See appendix for assumptions

29 2010 Plan Improvements Non-capital initiatives, generate $160-170 million in EBITDA Lower distribution costs Right size Jones Act fleet Increase proprietary terminal utilization Lower third-party distribution costs Optimization Optimization value added Trading: crude purchasing Marketing channel optimization Quick hit capital plan Approx. $50 million capital spend $25 million EBITDA in each of 2010-11 Total 2010 EBITDA benefit from capital, including 2009 carryover is $70 million (CHART) Total Income Improvements, $ in millions See appendix for assumptions

2010 Capital Program* 30 (CHART) Capital Spend by Region, $ in millions Capital Spending by Category, $ in millions Total Capital Spend by Quarter, $ in millions (CHART) *Values may not foot due to rounding

31 2010 Energy and Maintenance Improvements (CHART) Energy Expense Versus 2008, $ in millions Maintenance Expense Versus 2008, $ in millions Maintenance Expense Improvement Maintenance process improvement primarily in the California refineries Anticipate delivering on our stated goal of $40 million in improvements Energy Expense Improvement Energy improvements from "quick hit" capital program Continued focus on non-capital efficiencies See appendix for assumptions

2010 - 2013 Improvements 32 $/bbl, change from 2009 Forecast $/bbl, change from 2009 Forecast See appendix for assumptions

33 Non-Capital Initiatives (CHART) EBITDA contribution over prior year, $ in millions $20M non-repeatable We can maintain the 'box', and over time, strengthen our ability to provide self-help over and above the commodity market See appendix for assumptions

Quick Hit Capital Projects: $300 million in 3 years 34 Quick Execution, High Return Focused on High Probability, Return Areas 300 Projects Under Evaluation 50% of projects under $500,000 Only 10% over $5 million Examples Cat feed hydrotreater feed preheat recovery at Los Angeles Crude HSR direct to naphtha hydrotreater at Los Angeles Crude preheat exchanger train revamp at Salt Lake City Improve diesel blender cetane control at GE Reduce water make-up costs through turbidity control at GE Slop wax to vacuum tower feed at Alaska Reformer fuel off-gas to hydrogen plant feed at Kapolei Modify GHT to enable #1 Diesel production at Mandan NGP crude gathering system

Quick Hit Capital Program 35 $ in millions 2010 2011 2012 Total Total Quick Hit Spend 50 80 - 100 150 - 175 250 - 335 Cumulative Annual EBITDA 25 80 - 95 150 - 175 165 - 220 (CHART) $ in millions, at constant 2009 pricing See appendix for assumptions

Capital Program* 36 (CHART) Total Capital Spend, $ in millions Total Capital Spend, $ in millions Capital Spend by Region, $ in millions Capital Spending by Bucket, $ in millions *Values may not foot due to rounding

37 2011-2013 Energy and Maintenance Improvements (CHART) Energy Expense Versus 2008, $ in millions Maintenance Expense Versus 2008, $ in millions We expect to exceed our original energy and maintenance expense initiatives, with $100 million in decreased expenses from 2008 to 2013 See appendix for assumptions

Building On Our Base, TSO 2013 38 $/bbl, change from 2009 Forecast See appendix for assumptions 2013 Tesoro Index $9.00/bbl

39 Building on our Base, TSO 2013 Our corporate strategy hasn't changed, but we've adapted to a shifting market We continue to execute on our non-capital margin capture initiatives Quick hit income improvement capital drives significant 2013 free cash flow We'll respond to and manage changing risks Refinery Acquisition Improve Financial Performance Enhance Asset Unlock Synergies Pay Down Debt

Appendix

2010 Commodity Forecast: Tesoro Index: $9.20/bbl Henry Hub Natural Gas Forward Strip: $5.76/Mmbtu* Cash Breakeven, Quick Hit Capital: All values during 2010-2013 assume constant throughput, energy prices Energy and Maintenance Efficiencies: 2008-2013 values assume constant 2010 natural gas pricing Energy improvements show up in opex for purchased energy, and COGS for internally produced fuel Assumptions 41 *As of October 30, 2009

42 Supplemental Financial and Operational Info California Region 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Throughput (mbpd) Throughput (mbpd) Heavy Crude 71 119 168 174 133 157 144 188 166 164 164 173 Light Crude 37 82 83 82 72 83 82 66 61 73 60 57 Other Feedstocks 3 17 21 18 17 19 24 19 24 21 24 21 Total Throughput Total Throughput 111 218 272 274 222 259 250 273 251 258 248 251 Yield (mbpd) Yield (mbpd) Gasoline & Blendstocks 42 128 156 157 121 144 129 135 127 133 133 140 Jet Fuel - 8 18 17 11 18 20 19 15 18 16 20 Diesel 29 56 61 65 53 61 68 83 76 72 61 50 Heavy Oils, Resid & Other 43 43 54 51 49 52 53 59 52 54 59 65 Total Yield Total Yield 114 235 289 290 234 275 270 296 270 277 269 275 Gross Refining Margin Gross Refining Margin 209 514 277 317 1,317 240 318 458 316 1,332 336 185 Refining Margin ($/bbl) Refining Margin ($/bbl) Gross 20.82 25.96 11.07 12.60 16.33 10.18 13.98 18.22 13.66 14.08 15.08 8.09 Manufacturing Costs before Depreciation & Amortization 9.37 6.90 6.12 7.01 6.94 7.22 7.87 7.47 6.13 7.18 7.04 6.12

43 Supplemental Financial and Operational Info Pacific Northwest Region 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Throughput (mbpd) Throughput (mbpd) Heavy Crude 11 8 11 14 11 12 13 1 - 7 - - Light Crude 148 177 169 160 163 143 153 148 128 143 106 129 Other Feedstocks 12 9 5 6 8 5 9 13 10 9 7 10 Total Throughput Total Throughput 171 194 185 180 182 160 175 162 138 159 113 139 Yield (mbpd) Yield (mbpd) Gasoline & Blendstocks 74 85 75 74 77 61 69 67 56 63 50 64 Jet Fuel 29 33 37 33 33 31 31 35 30 32 22 22 Diesel 30 37 31 35 33 28 36 32 25 30 21 23 Heavy Oils, Resid & Other 43 47 47 45 46 44 45 34 31 39 24 34 Total Yield Total Yield 176 202 190 187 189 164 181 168 142 164 117 143 Gross Refining Margin Gross Refining Margin 196 341 86 107 730 29 138 205 24 396 83 123 Refining Margin ($/bbl) Refining Margin ($/bbl) Gross 12.79 19.26 5.01 6.42 10.94 2.03 8.63 13.76 1.83 6.82 8.17 9.70 Manufacturing Costs before Depreciation & Amortization 2.94 2.65 2.84 3.55 2.99 4.25 3.79 3.79 4.19 3.99 4.75 3.72

44 Supplemental Financial and Operational Info Mid-Pacific 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Throughput (mbpd) Throughput (mbpd) Heavy Crude 17 13 13 15 15 7 27 32 20 21 17 13 Light Crude 66 74 68 59 66 60 44 40 46 48 56 53 Other Feedstocks - - - - - - - - - - - - Total Throughput Total Throughput 83 87 81 74 81 67 71 72 66 69 73 66 Yield (mbpd) Yield (mbpd) Gasoline & Blendstocks 22 21 18 16 19 16 16 16 15 16 17 16 Jet Fuel 25 24 23 20 23 18 19 18 18 18 18 17 Diesel 14 16 14 11 14 10 11 11 11 11 11 10 Heavy Oils, Resid & Other 24 27 28 28 27 25 27 28 24 26 29 24 Total Yield Total Yield 85 88 83 75 83 69 73 73 68 71 75 67 Gross Refining Margin Gross Refining Margin 30 54 2 (51) 35 (9) (41) 80 140 170 56 15 Refining Margin ($/bbl) Refining Margin ($/bbl) Gross 3.94 6.78 0.32 (7.42) 1.18 (1.49) (6.33) 12.15 23.14 6.72 8.53 2.52 Manufacturing Costs before Depreciation & Amortization 2.07 1.90 2.12 2.90 2.23 3.08 3.15 3.45 3.52 3.30 2.76 3.21

45 Supplemental Financial and Operational Info Mid-Continent 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Throughput (mbpd) Throughput (mbpd) Heavy Crude 97 108 111 107 106 104 109 110 97 105 98 104 Light Crude 3 5 5 4 4 3 5 5 3 4 3 5 Other Feedstocks - - - - - - - - - - - - Total Throughput Total Throughput 100 113 116 111 110 107 114 115 100 109 101 109 Yield (mbpd) Yield (mbpd) Gasoline & Blendstocks 54 65 67 66 63 62 66 65 58 63 58 66 Jet Fuel 9 10 10 12 10 9 12 10 9 10 8 8 Diesel 30 31 31 26 29 29 30 32 29 30 28 28 Heavy Oils, Resid & Other 10 11 12 11 11 12 10 11 9 10 11 10 Total Yield Total Yield 103 117 120 115 113 112 118 118 105 113 105 112 Gross Refining Margin Gross Refining Margin 129 272 185 115 701 92 143 213 155 603 111 111 Refining Margin ($/bbl) Refining Margin ($/bbl) Gross 14.42 26.52 17.41 11.27 17.51 9.44 13.86 20.10 16.82 15.12 12.17 11.29 Manufacturing Costs before Depreciation & Amortization 3.35 2.84 2.81 3.32 3.07 3.57 3.59 3.12 3.50 3.44 3.63 3.20

46 Supplemental Financial and Operational Info Total Refining 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Throughput (mbpd) Throughput (mbpd) Heavy Crude 99 140 192 203 159 176 184 221 186 192 181 186 Light Crude 348 441 431 408 407 390 388 364 332 369 320 343 Other Feedstocks 18 31 31 28 29 27 38 37 37 34 34 36 Total Throughput Total Throughput 465 612 654 639 595 593 610 622 555 595 535 565 Yield (mbpd) Yield (mbpd) Gasoline & Blendstocks 192 299 316 313 280 283 280 283 256 275 258 286 Jet Fuel 63 75 88 82 77 76 82 82 72 78 64 67 Diesel 103 140 137 137 129 128 145 158 141 143 121 111 Heavy Oils, Resid & Other 120 128 141 135 133 133 135 132 116 129 123 133 Total Yield Total Yield 478 642 682 667 619 620 642 655 585 625 566 597 Gross Refining Margin Gross Refining Margin 565 1,168 543 486 2,762 353 561 955 637 2,506 585 438 Refining Margin ($/bbl) Refining Margin ($/bbl) Gross 13.50 20.98 9.02 8.28 12.73 6.54 10.10 16.69 12.47 11.50 12.14 8.52 Manufacturing Costs before Depreciation & Amortization 4.41 4.09 4.10 4.92 4.37 5.29 5.35 5.24 4.86 5.19 5.33 4.63

47 Supplemental Financial and Operational Info Refined Product Sales 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Refined Product Sales (mpbd) Refined Product Sales (mpbd) Refined Product Sales (mpbd) Gasoline & Blendstocks Gasoline & Blendstocks 252 326 347 349 319 330 334 327 313 326 307 317 Jet Fuel Jet Fuel 89 91 101 102 96 97 92 94 86 92 77 79 Diesel Diesel 114 138 145 127 131 123 151 164 136 144 120 123 Heavy Oils, Resid & Other Heavy Oils, Resid & Other 86 99 98 106 97 94 104 97 81 94 85 88 Total Refined Product Sales Total Refined Product Sales Total Refined Product Sales 541 654 691 684 643 644 681 682 616 656 589 607 Refined Product Sales Margin ($/bbl) Refined Product Sales Margin ($/bbl) Refined Product Sales Margin ($/bbl) Average Sales Price 75.80 90.92 88.68 99.47 89.47 106.01 135.73 131.21 71.24 112.06 56.40 69.63 Average Costs of Sales 64.13 72.05 80.65 92.20 78.14 99.41 125.19 117.83 63.36 102.37 46.00 61.80 Refined Product Sales Margin Refined Product Sales Margin Refined Product Sales Margin 11.67 18.87 8.03 7.27 11.33 6.60 10.54 13.38 7.88 9.69 10.40 7.83

48 Supplemental Financial and Operational Info 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Number of Branded Stations Number of Branded Stations Number of Branded Stations Tesoro - Operated Tesoro - Operated 194 453 449 449 449 444 437 391 389 389 389 388 Jobber/Dealer Jobber/Dealer 270 438 453 462 462 495 496 492 490 490 490 490 Total Stations Total Stations Total Stations 464 891 902 911 911 939 933 883 879 879 879 878 Avg. Number of Branded Stations Avg. Number of Branded Stations Avg. Number of Branded Stations Tesoro - Operated Tesoro - Operated 194 353 451 449 362 446 440 414 390 422 389 388 Jobber/Dealer Jobber/Dealer 268 361 446 457 384 475 497 495 491 489 490 490 Total Average Retail Stations Total Average Retail Stations Total Average Retail Stations 462 714 897 906 746 921 937 909 881 911 879 878 Fuel Sales (millions of gallons) Fuel Sales (millions of gallons) Fuel Sales (millions of gallons) Tesoro - Operated 57 187 311 301 856 287 270 258 257 1,072 250 263 Jobber/Dealer 47 57 71 67 242 62 73 76 71 282 66 80 Sales Volume - Total Stations Sales Volume - Total Stations Sales Volume - Total Stations 104 244 382 368 1,098 349 343 334 328 1,354 316 343

49 Supplemental Financial and Operational Info 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Average Fuel Sales Per Month Per Station (thousands of gallons) Average Fuel Sales Per Month Per Station (thousands of gallons) Tesoro - Operated 98 176 230 223 197 215 205 208 219 212 214 226 Jobber/Dealer 58 53 53 49 53 44 49 51 49 48 45 54 Total Stations Total Stations 75 114 142 135 123 126 122 123 123 124 120 130 Retail Fuel Margin ($/gallon) Retail Fuel Margin ($/gallon) 0.11 0.15 0.16 0.15 0.15 0.12 0.12 0.30 0.32 0.21 0.11 0.16 Retail Merchandise Margin (in millions) Retail Merchandise Margin (in millions) $8 $13 $17 $14 $52 $13 $15 16 13 57 11 14 Retail Merchandise Margin % Retail Merchandise Margin % 26 25 27 25 26 25 26 27 25 26 24 25 Other Non-Fuel Margin (in millions) Other Non-Fuel Margin (in millions) $0 $4 $6 $7 $17 $5 $5 $6 $5 $21 $6 $6

50 Supplemental Financial and Operational Info 2007 2007 2007 2007 2007 2008 2008 2008 2008 2008 2009 2009 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Capital Expenditures Refining Capital Expenditures Refining California 89 131 148 173 541 132 86 71 102 391 44 60 Pacific Northwest 30 26 16 24 96 14 11 13 15 53 10 15 Mid-Pacific 3 3 8 19 33 4 5 2 2 13 3 1 Mid-Continent 9 16 10 15 50 15 21 33 35 104 14 12 Total Refining Total Refining 131 176 182 231 720 165 123 119 154 561 71 88 Retail Retail 1 1 1 7 10 1 5 4 10 20 5 4 Corporate Corporate 8 12 12 27 59 9 8 7 14 38 12 15 Total Capital Expenditures 140 189 195 265 789 175 136 130 178 619 88 107 Deferred Turnaround Expense 66 40 15 22 143 34 42 7 22 105 19 66 Total Capital Investment 206 229 210 287 932 209 178 137 200 724 107 173